Tonix Pharmaceuticals Holding Corp. 8-K

Exhibit 99.01

© 2020 Tonix Pharmaceuticals Holding Corp. 1 August 2020 Version P0239 8 - 3 - 20 (Doc 0679) Investor Presentation NASDAQ:TNXP

© 2020 Tonix Pharmaceuticals Holding Corp. 2 Cautionary Note on Forward - Looking Statements Certain statements in this presentation regarding strategic plans, expectations and objectives for future operations or results are “forward - looking statements” as defined by the Private Securities Litigation Reform Act of 1995 . These statements may be identified by the use of forward - looking words such as “anticipate,” “believe,” “forecast,” “estimate” and “intend,” among others . These forward - looking statements are based on Tonix’s current expectations and actual results could differ materially . There are a number of factors that could cause actual events to differ materially from those indicated by such forward - looking statements . These factors include, but are not limited to, risks related to failure to obtain U . S . Food and Drug Administration clearances or approvals and noncompliance with its regulations ; our need for additional financing ; delays and uncertainties caused by the global COVID - 19 pandemic ; substantial competition ; uncertainties of patent protection and litigation ; uncertainties of government or third party payor reimbursement ; limited research and development efforts and dependence upon third parties . As with any pharmaceutical under development, there are significant risks in the development, regulatory approval and commercialization of new products . The forward - looking statements in this presentation are made as of the date of this presentation, even if subsequently made available by Tonix on its website or otherwise . Tonix does not undertake an obligation to update or revise any forward - looking statement, except as required by law . Investors should read the risk factors set forth in the Annual Report on Form 10 - K for the year ended December 31 , 2019 , as filed with the Securities and Exchange Commission (the “SEC”) on March 24 , 2020 , and periodic reports and current reports filed with the SEC on or after the date thereof . All of Tonix's forward - looking statements are expressly qualified by all such risk factors and other cautionary statements .

© 2020 Tonix Pharmaceuticals Holding Corp. 3 Tonix Pharmaceuticals © 2020 Tonix Pharmaceuticals Holding Corp . Developing novel therapies for humanity • A clinical - stage biopharmaceutical company committed to discovering and developing innovative and proprietary new therapeutics that address the needs of patients • We focus on developing small molecules and biologics: • CNS (pain, neurology, psychiatry, addiction) • Immunology (vaccines, immunosuppression, oncology, autoimmune disease)

Our Pipeline – CNS Portfolio

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	CANDIDATES	INDICATION	STATUS
CNS Portfolio	TNX-102 SL[1]	**Fibromyalgia (FM) - Lead Program**	**Phase 3 – ongoing**
		PTSD	Phase 3 – ongoing
		Agitation in Alzheimer's	Phase 2 ready
		Alcohol Use Disorder	Pre-IND[2]
	TNX-1300[3]	Cocaine Intoxication / Overdose	Phase 2
	TNX-601 CR[4]	Major depression	Phase 1
		PTSD	Phase 1
		Neurocognitive Dysfunction from Corticosteroids	Phase 1
	TNX-1600[5]	Depression, PTSD and ADHD	Preclinical
	TNX-1900[6]	Migraine and craniofacial pain	Clinical – pre-IND[7]

[1]TNX-102 SL (cyclobenzaprine HCl sublingual tablets) is an investigational new drug and has not been approved for any indication.
[2]Pre-Investigational New Drug (IND) meeting completed in October 2019 with FDA. Upon receiving FDA clearance of an IND application, it will be Phase 2 POC ready as it is expected to qualify for the 505(b)(2) pathway for approval.
[3]TNX-1300 (T172R/G173Q double-mutant cocaine esterase 200 mg, i.v. solution) is an investigational new biologic and has not been approved for any indication; licensed from Columbia University.
[4]TNX-601 CR is in the pre-IND stage in the U.S.; a Phase 1 trial for formulation development was recently completed outside of the U.S.
[5]Assets purchased from TRImaran Pharma; license agreement with Wayne State University
[6]Assets purchased from Trigemina; license agreement with Stanford University
[7]Two ex-U.S. Phase 2 trials have been completed using TNX-1900

© 2020 Tonix Pharmaceuticals Holding Corp.

© 2020 Tonix Pharmaceuticals Holding Corp. 5 Our Pipeline – Immunology Portfolio CANDIDATES INDICATION STATUS Immunology Portfolio TNX - 1800 Covid - 19 vaccine – Prioritized Program 1 Preclinical TNX - 2300 Covid - 19 vaccine 2 Preclinical TNX - 801 Smallpox and monkeypox preventing vaccine 3 Preclinical TNX - 1200 Smallpox and monkeypox preventing vaccine 4 Preclinical TNX - 1500 Organ Transplant Rejection/Autoimmune Conditions 5 Preclinical TNX - 1700 Gastric and pancreatic cancers 6 Preclinical 1 Live attenuated vaccine based on horsepox virus vector 2 Live attenuated vaccine based on bovine parainfluenza virus vector; option for license with Kansas State University 3 Live attenuated vaccine based on horsepox virus 4 Live vaccine based on vaccinia virus 5 anti - CD40L humanized monoclonal antibody 6 recombinant trefoil factor 2 (TFF2) based protein; licensed from Columbia University

© 2020 Tonix Pharmaceuticals Holding Corp. 6 TNX - 1800 1 , a SARS - CoV - 2 Vaccine Candidate Utilizes Tonix’s proprietary horsepox virus as a vector • Designed to express a protein from SARS - CoV - 2, the cause of COVID - 19 • Collaboration with Southern Research • Manufacturing agreement with FUJIFILM Diosynth • Development for Good Manufacturing Practice (GMP) manufacturing for human trials • Key Milestones: results from animal studies due 4Q20 • Small animals and non - human primate studies, including challenge with SARS - CoV - 2 1 TNX - 1800 is at the pre - IND stage of development

© 2020 Tonix Pharmaceuticals Holding Corp. 7 COVID - 19 Vaccine Landscape • We expect more than one vaccine will be approved by FDA • Different vaccines for different individuals • More than 150 vaccines in development • Diversity of approaches is important since protective immunity is not yet understood • Technologies range from never tested before to 220 years old • Uncertainty exists around efficacy, durability and importantly, safety • Only ~5 live attenuated vector systems in development • Tonix (horsepox), Tonix (bovine parainfluenza), Merck (measles 1 - and VSV 2 - based), Zydus Cadila (measles - based) 1 Measles - based vaccine, acquisition of Themis, collaboration with Institute Pasteur 2 VSV = vesicular stomatitis virus; collaboration with IAVI = International AIDS Vaccine Initiative

© 2020 Tonix Pharmaceuticals Holding Corp. 8 Unique Challenges of SARS - CoV - 2 SARS - CoV - 2 is more infectious, has a longer incubation time, and presents asymptomatically in more individuals, making it highly spreadable 1 The death rate for COVID - 19 is significantly lower compared to SARS. 1,2,4 However, due to its virulence, SARS - CoV - 2 has resulted in far more deaths 5 SARS Rate of infectivity 1 Incubation time 2 Asymptomatic 3 Rate of death 1,2 Deaths 2 0.4 2 - 7 days ~13% ~10% SARS - CoV - 2 Rate of infectivity 1,4 Incubation time 2 Asymptomatic 4 Rate of death 1,4 Deaths (as of July 2020) 5 ~2.5 7 - 14 days ~35% ~0.4% 1. Ceccarelli M, et al. Eur Rev Med Pharmacol Sci. 2020;24:2781 - 2783. 2. Rabaan AA, et al. Le Infezioni in Medicina . 2020;28(2):174 - 184. 3. Wilder - Smith A, et al. Emerg Infect Dis. 2020;11(7):1142 - 1145. 4. Centers for Disease Control and Prevention. Accessed June 9, 2020. https://www.cdc.gov/coronavirus/2019 - ncov/hcp/planning - scenar ios.html 5. Johns Hopkins University. Accessed June 11, 2020. https://coronavirus.jhu.edu/map.html >500,000 744

© 2020 Tonix Pharmaceuticals Holding Corp. 9 Why Use a Horsepox Platform for a Vaccine? Horsepox can be engineered to express foreign genes • Lack of persistence or genomic integration in the host • Strong immunogenicity as a vaccine • Readily manufacture at scale • Live, attenuated vaccine – direct antigen presentation Potential advantages of horsepox over vaccinia • Maintains strong immunogenicity with potentially improved tolerability • Relative to non - replicating vaccinia, horsepox’s replication in human cells provides direct antigen presentation, which is expected to trigger a T cell immune response, by Class I Major Histocompatibility Complex (MHC) Antigens • Horsepox may behave differently than vaccinia as a vector, in part because of its different repertoire of genes that modulate immune responses and host range

© 2020 Tonix Pharmaceuticals Holding Corp. 10 TNX - 1800 is Based on a Horsepox Virus (HPXV) Vector Designed to Express SARS - CoV - 2 S Protein *TNX - 1800 is at the pre - IND stage of development Horsepox sHPXV ~200,000 Bp TNX - 1800 * rHPXV/SARS - CoV - 2S ~200,000 Bp Homologous Recombination

TNX-1800 is Designed to Induce Robust T_H1 Cellular Immunity

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Vaccine
5 mm
*
TNX-1800
Host skin cells
Dendritic cell (DC)
Inactive CD4 T cell
Memory CD4 T cell
IL-4
T_H1 CD4 T cell
T_H2 CD4 T cell
IFNs
DC
B cell
CD8 T cell
Inactive CD8 T cell
NK cell
IFNs
Macrophage
Neutrophil
Memory CD8 T cell
Antibodies
Memory B cell
Scarification with live replicating orthopoxviruses evokes innate and adaptive immunity, including T_H1 and strong CD8 T cell responses[1,2]
Vaccination by scarification[1]

*Example of major cutaneous reaction, or "take," resulting from a replication-competent live-virus vaccine delivered via scarification, indicating successful vaccination[1,3]

1.Fulginiti VA, et al. *Clin Infect Dis.* 2003;37(2):241-250.
2.Liu L, et al. *Nature Med.* 2010;16(2):224-228.
3.Centers for Disease Control and Prevention. Accessed April 15, 2020. https://phil.cdc.gov/Details.aspx?pid=3276

© 2020 Tonix Pharmaceuticals Holding Corp.

© 2020 Tonix Pharmaceuticals Holding Corp. 12 Contrasting T cell and Antibody Immunity • T cell immunity • Durable or long - lived (many years) • Recognize fragments of pathogens on the surfaces of infected cells • Cannot recognize pathogens directly • Potential to clear viral infections (by killing infected cells) • Potential to block forward transmission (contagion) by infected people • Antibody immunity • Temporary or short - lived (typically 3 - 6 months) • Recognize pathogens directly • Potential to block viral entry (by recognizing pathogens) • Can only recognize virally infected cells that express viral surface proteins

© 2020 Tonix Pharmaceuticals Holding Corp. 13 TNX - 1800 Development Status Southern Research will address two key questions: • Will vaccination of animals elicit an immune response to the S protein? • 4th Quarter 2020 – Small animal response expected 1 • Will immune response protect non - human primates against a challenge with SARS - CoV - 2 virus? • 4th Quarter 2020 – Primate testing results expected 1 Manufacturing development for GMP virus initiated • Clinical development will require manufacturing for clinical supplies 2 1 1 We cannot predict whether the global COVID - 19 pandemic will impact the timing of these milestones

© 2020 Tonix Pharmaceuticals Holding Corp. 14 TNX - 2300 1 , a 2 nd SARS - CoV - 2 Vaccine Candidate Collaboration with Kansas State University to develop a vaccine candidate for the prevention of COVID - 19 • Utilizes a novel live attenuated vaccine vector platform and the CD40 - ligand to stimulate T cell immunity Live attenuated vaccine based on bovine parainfluenza virus 1 - 5 • Previously has been shown to be an effective antigen delivery vector in humans, notably well tolerated in infants and children • Vector is well suited for mucosal immunization using a nasal atomizer, but it can also be delivered parenterally 1 Halle, AA et al. J Gen. Virology (2003) 84 :2153 – 2162 2 Halle, AA et al. J Virology (2000) 74 (24): 11626 – 11635 3 Karron RA et al. J Inf Dis (1995) 171: 1107 - 14 4 Karron RA et al. Vaccine (2012) 30: 3975 – 3981 5 Schmidt AC et al. J Virology (2001) 75(10): 4594 – 4603

© 2020 Tonix Pharmaceuticals Holding Corp. 15 Live, Attenuated Virus Vaccines for Other Infectious Diseases 1 • Long term, durable immunity • Expected to stimulate T cells and provide years to decades of protection • Single administration, scalable manufacturing • Low dose is amplified by replication, mRNA and protein synthesis at vaccination site • Block forward transmission (infectivity) • Key to conferring herd immunity and protecting immunocompromised 1 For example, the eradication of smallpox, containment of measles, mumps, and rubella

© 2020 Tonix Pharmaceuticals Holding Corp. 16 Overview of TNX - 102 SL* Protectic ® proprietary formulation of cyclobenzaprine that supports sublingual administration Scientific Rationale for Protectic ® Formulation • Engenders unique pharmacokinetic and pharmacodynamic properties that emphasize sleep properties of cyclobenzaprine while minimizing undesirable properties • Potential therapeutic value in a constellation of disorders where sleep disturbances are: • Co - morbid • Involved in the onset, progression and severity of the disease ◊ ◊ *TNX - 102 SL is in clinical stage of development and not approved for any indication

TNX-102 SL: Differentiation from Oral Formulations

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FEATURE	BENEFIT	ADVANTAGE
Cyclobenzaprine	40+ years as oral medication	Established safety record
Formulation: Protectic®	Allows submucosal absorption	Not achievable with oral formulation
Administration: sublingual	Bypasses gut	Avoids first-pass metabolism; reduced formation of "activating" metabolite
Pharmacokinetic profile	Rapid absorption (peak at ~4 hours, low trough levels 8-24 hours)	Desired profile for nighttime action
Dose: low (2.8 to 5.6 mg)	Recruitment of high affinity receptors (5-HT_{2A}, α_1, H_1)	Complimentary trimodal mechanism of action with less risk of off-target interference

© 2020 Tonix Pharmaceuticals Holding Corp.

© 2020 Tonix Pharmaceuticals Holding Corp. 18 TNX - 102 SL: Results from Completed Fibromyalgia (FM) Trials Completed Trials in FM: • Phase 2 (F202 BESTFIT) – 205 patients randomized • Phase 3 (F301 AFFIRM) – 519 patients randomized Topline Efficacy Results: • Studies did not achieve statistical significance in the primary efficacy endpoint More In - Depth Results: • Both studies showed efficacy signals justifying continued development in FM Safety: • Well tolerated; side effects consistent with known side effects of cyclobenzaprine

TNX-102 SL 2.8 mg: Efficacy Signal in Completed FM Trials

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		Phase 2b F202 (BESTFIT) *Dose: 2.8 mg*	Phase 3 F301 (AFFIRM) *Dose: 2.8 mg*
Primary Endpoint: Pain Relief at Week 12	Pre-specified pain endpoint	Change in daily pain score (ANCOVA with JTC/MI*) **Trend: p=0.172**	Responder analysis ≥30% pain reduction (Logistic regression) **Trend: p=0.095**
	Post hoc analysis	Responder analysis ≥30% pain reduction (Logistic Regression) **p=0.033**	• Imbalance in missing data and individuals with missing data treated as 'non-responder' • Current FDA statistical guidance on handling missing data: analysis with MMRM with MI* **p=0.005**
Key Secondary Endpoints: Global improvement or improvement in symptoms and function	Patient Global Impression of Change (PGIC)	**p=0.025**	**p=0.038**
	Fibromyalgia Impact Questionnaire-Revised (FIQ-R) total score	**p=0.015 (ANCOVA)**	**P<0.001**
	PROMIS Sleep Disturbance instrument	**p=0.004 (ANCOVA)**	**P<0.001**
	FIQ-R Pain Item	**p=0.004**	**P<0.001**

*MI=multiple imputation; JTC = jump to control; MMRM = Multiple measures repeated models

© 2020 Tonix Pharmaceuticals Holding Corp.

© 2020 Tonix Pharmaceuticals Holding Corp. 20 Results from F301 (AFFIRM) Using Current FDA Statistical Guidance on Handling of Missing Data • A retrospective analysis conducted using Mean Pain Analysis, MMRM with MI † demonstrated a significant effect on pain, even though the dose was 2.8 mg -1.8 -1.6 -1.4 -1.2 -1.0 -0.8 -0.6 -0.4 -0.2 0.0 0 1 2 3 4 5 6 7 8 9 10 11 12 LS Mean Difference (SE) in NRS Pain Score Study Week Change in Pain Scores Over 12 Weeks: MMRM with MI Placebo (N=257) TNX-102 SL 2.8 mg (N=262) * * * ** † As will be the case for the RELIEF F304 primary analysis, all discontinuations due to Adverse Event and Lack of Efficacy are imputed using MI based on baseline values; all other discontinuations assumed to be Missing at Random and are imputed with MI using weekly data of subjects. *p<.05; **p<.01

© 2020 Tonix Pharmaceuticals Holding Corp. 21 Where Are We on the Dose - Response Curve? Basic Pharmacology • Dose can make the difference in the strength of the response Response Dosage Dose - Response Inconsistent response No clear response Consistent response Consistent but trade - offs* (AEs) *Trade off’s are increases in adverse events, side - effects and drug - drug interactions

© 2020 Tonix Pharmaceuticals Holding Corp. 22 Dose Response from Phase 2 PTSD Study * Placebo 5.6 mg 2.8 mg * P < 0.05 Consistent Dose - response Across Primary and Key Secondary Endpoints at Week 12 • Clinician Administered PTSD Scale for DSM - 5 (CAP - 5) * Phase 2 study (AtEase), a randomized, placebo - controlled study of 231 patients with PTSD at 25 U.S. clinical sites, receiving a sublingual dose of either 2.8 mg TNX - 102 SL (n=90) or 5.6 mg TNX - 102 SL (n=49) compared to placebo (n=92) -1.6 -1.4 -1.2 -1 -0.8 -0.6 -0.4 -0.2 0 CAPS - 5 Sleep Item -25 -20 -15 -10 -5 0 Change from Baseline CAPS - 5 (Primary) p= 0.053 * p= 0.26 Improvement Improvement

© 2020 Tonix Pharmaceuticals Holding Corp. 23 Dose Response from Phase 2 PTSD Study Placebo 5.6 mg 2.8 mg * P < 0.05 Consistent Dose - response Across Primary and Key Secondary Endpoints at Week 12 • Sheehan Disability Score (SDS) -3 -2.5 -2 -1.5 -1 -0.5 0 SDS Work/School -4 -3.5 -3 -2.5 -2 -1.5 -1 -0.5 0 SDS Social/Leisure * * Improvement Improvement Change from Baseline

© 2020 Tonix Pharmaceuticals Holding Corp. 24 Dose Response from Phase 2 PTSD Study 0% 10% 20% 30% 40% 50% 60% 70% Percent Responders CGI - I Responders 2.45 2.5 2.55 2.6 2.65 2.7 2.75 2.8 2.85 2.9 2.95 Mean Score PGIC Improvement Placebo 5.6 mg 2.8 mg * P < 0.05 * * Improvement Improvement • Consistent Dose - response Across Primary and Key Secondary Endpoints at Week 12 • Clinical Global Impression - Improvement (CGI - I) • Patients’ Global Impression of Change (PGIC)

© 2020 Tonix Pharmaceuticals Holding Corp. 25 Effect of Dose on Adverse Events (AEs) in the P201/ AtEase and P301/HONOR PTSD Studies # Only adverse events (AEs) are listed that are at a rate of ≥ 5% in any TNX - treated group *No values in a row for either study means the AE in the active group(s) in that study was at a rate of <5% P201 P301 Placebo (N=94) 2.8 mg (N=93) 5.6 mg (N=50) Placebo (N=134) 5.6 mg (N=134) Systemic Adverse Event * # Somnolence 6.4% 11.8% 16.0% 9.0% 15.7% Dry Mouth 10.6% 4.3% 16.0% Headache 4.3% 5.4% 12.0% Insomnia 8.5% 7.5% 6.0% Sedation 1.1% 2.2% 12.0% Local Administration Site Reaction * # Hypoaesthesia oral 2.1% 38.7% 36.0% 1.5% 37.3% Paresthesia oral 3.2% 16.1% 4.0% 0.7% 9.7% Glossodynia 1.1% 3.2% 6.0% Product Taste Abnormal 3.0% 11.9% Dose - related AEs: • AE profiles are comparable between FM and PTSD studies at 2.8 mg • No serious and unexpected AEs in PTSD at either 2.8 or 5.6 mg doses • No unique systemic AEs observed for 5.6 mg dose (but generally, a modest increase in frequency) • Severity and incidence of oral hypoesthesia (oral numbness) are not dose related

© 2020 Tonix Pharmaceuticals Holding Corp. 26 TNX - 102 SL: On - going Phase 3 Study in FM (F304/RELIEF) © 2020 Tonix Pharmaceuticals Holding Corp. • Key changes to protocol from previous Phase 3 trial in FM • Exclusive use of higher dose of 5.6 mg (2 x 2.8 mg) • Primary endpoint: mean pain improvement • Analysis: MMRM with MI • Clear guidance from FDA to advance fibromyalgia program using higher dose (5.6 mg) • Long - term safety of 5.6 mg dose from PTSD studies expected to support FM NDA • Study is progressing on schedule • First patient enrolled in the new Phase 3 RELIEF study in December 2019 • Completed enrollment in July 2020 • Interim analysis results expected September 2020; topline results expected 4Q 2020 if no delays • Potential pivotal efficacy study to support NDA approval

© 2020 Tonix Pharmaceuticals Holding Corp. 27 Tonix Pharmaceuticals: Lead Programs Summary 1 © 2020 Tonix Pharmaceuticals Holding Corp. • TNX - 102 SL for fibromyalgia (FM) • Phase 3 clinical development – RELIEF study fully enrolled • Sublingual cyclobenzaprine tablets at higher dose of 5.6 mg • Milestones: • September 2020 – Interim analysis results expected 5 • 4 th Quarter 2020 - Topline data expected 5 • TNX - 1800 potential vaccine for COVID - 19 2,3 • Preclinical stage • Live virus vaccine designed on our horsepox vaccine platform 4 to express the SARS - CoV - 2 Spike (S) protein • Milestones: • 4 th Quarter 2020 – Small animal response expected 5 • 4 th Quarter 2020 – Primate testing results expected 5 • 2021 – Phase 1 human safety study to be initiated 1 Experimental new medicines and biologics, not approved for any indication 2 Collaboration with Southern Research 3 COVID - 19 = Coronavirus disease 2019 4 TNX - 801 is unmodified horsepox virus, which is in development as a vaccine to protect against smallpox and monkeypox 5 We cannot predict whether the global COVID - 19 pandemic will impact the timing of these milestones

© 2020 Tonix Pharmaceuticals Holding Corp. 28 Opportunities to Expand TNX - 102 SL to Other Indications Growing recognition that there are many disorders where sleep disturbances may have a role in the pathophysiology (cardiovascular, metabolic, neurologic) • Sleep quality plays a homeostatic role in several disorders Psychiatric Disorders • Stress Disorders (PTSD) • Mood Disorders (Depression) • Anxiety Disorders • Addiction (Alcohol Use Disorder) Chronic Pain States • Chronic wide - spread pain (fibromyalgia) • Osteoarthritis Role of sleep disturbance more established in common psychiatric and neurological/pain disorders • Recognized as a core symptom of many of these disorders • Traditional sleep medications, which increase sleep quantity, may not provide benefit (benzodiazepines in major depression) or are contraindicated Psychiatric Symptoms of Neurological Disorders • Agitation in Alzheimer’s • Psychosis in Parkinson’s, Alzheimer’s and other dementias

© 2020 Tonix Pharmaceuticals Holding Corp. 29 TNX - 102 SL: Potential Treatment for Agitation in Alzheimer’s Disease (AAD) Agitation is one of the most distressing and debilitating of the behavioral complications of Alzheimer’s disease • Includes emotional lability, restlessness, irritability and aggression 1 Link between disturbed sleep and agitation in Alzheimer’s 1 - 3 • Agitation is commonly diurnal (e.g., “sundowning”) Prevalence • Agitation is likely to affect more than half of the 5.3 million Americans who currently suffer from moderate to severe Alzheimer’s disease; expected to nearly triple by 2050 4 Significant unmet need with no FDA approved drugs for the treatment of AAD Proposed Phase 2 study can potentially serve as a pivotal efficacy study to support NDA approval 5 1 Rose, K.et al. (2015). American Journal of Alzheimer's Disease & Other Dementias , 30 :78 2 Shih, Y. H., et al. (2017). Journal of the American Medical Directors Association , 18 , 396. 3 Canevelli, M., et al. (2016). Frontiers in medicine , 3 . 4 The Alzheimer’s Association, 2017 Alzheimer’s Disease Facts and Figures: https://www.alz.org/facts/ 5 FDA comments on final protocol received October 2018

© 2020 Tonix Pharmaceuticals Holding Corp. 30 TNX - 102 SL: Potential Treatment for Alcohol Use Disorder (AUD) AUD is a chronic relapsing brain disease • Characterized by compulsive alcohol use, loss of control over alcohol intake, and a negative emotional state when not using Sleep disturbance is extremely common in alcohol recovery 1 • Significantly impacts daytime cognition, mood, and ability to participate in alcohol treatment, and is associated with increased risk of relapse Prevalence • An estimated 36 million adults in the U.S. have AUD 2 Three FDA - approved medications • Remains an unmet need due to compliance and safety issues Pre - IND meeting with the FDA completed in October 2019 • Discussed 505(b)(2) development plan for TNX - 102 SL as a treatment for AUD • IND application submitted in 2Q 2020 to support a Phase 2 POC Study 3 1 Arnedt et al, J Addict Dis. 2007 ; 26(4): 41 – 54 2 Grant et al, JAMA Psychiatry 2015; 72(8): 757 - 766; www.census.gov 3 We cannot predict whether the global COVID - 19 pandemic will impact the timing of this milestone.

© 2020 Tonix Pharmaceuticals Holding Corp. 31 TNX - 1300* for the Treatment of Cocaine Intoxication Recombinant protein that degrades cocaine in the bloodstream 1 • Double - mutant cocaine esterase ( CocE ) • CocE was identified in a bacterium ( Rhodococcus ) that use cocaine as its sole source of carbon and nitrogen and that grow in soil surrounding coca plants 2 • CocE catalyzes the breakdown of cocaine into metabolites ecgonine methyl ester and benzoic acid Phase 2 study comp leted by Rickett Benckiser (TNX - 1300 was formerly RBP - 8000) 3 • Volunteer cocaine abusers received cocaine 50 mg i.v. infusion over 10 minutes • TNX - 1300 given one minute after completion of cocaine infusion • Rapidly reversed the physiologic effects of cocaine; cocaine plasma exposures dropped by 90% within two minutes • Well tolerated with the most frequently reported adverse events being gastrointestinal disorders ( including dry mouth, nausea); nervous systems disorders (including headache, dizziness) and skin and subcutaneous tissue disorders (including hyperhidrosis , dermatitis) *TNX - 1300 (T172R/G173Q double - mutant cocaine esterase 200 mg, i.v. solution) is an investigational new biologic and has not been approved for any indication. 1 Gao D et al, Mol Pharmacol . 2009. 75(2):318 - 23. 2 Bresler MM et al, Appl Environ Microbiol . 2000. 66(3):904 - 8. 3 Nasser AF et al, J Addict Dis . 2014;33(4):289 - 302. 31

© 2020 Tonix Pharmaceuticals Holding Corp. 32 TNX - 1300 (Cocaine Esterase or CocE ) Is a Fast - acting Cocaine Antidote CocE Rhodococcus bacteria living in the roots of the coca plant use CocE to metabolize cocaine 1 CocE cleaves chemical bonds in cocaine and disintegrates it 800 times faster than the rate that naturally occurs in the human body 1 Cocaine Cocaine is derived from the coca plant 1 1 Narasimhan D et al. Future Med Chem . 2012. Coca plant

Psychiatry, Immunology and Oncology Preclinical Pipeline[1]

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Pipeline Product	Indication(s)	Category
TNX-1600 Triple reuptake inhibitor[2]	**Daytime treatment for Depression, PTSD and ADHD[3]**	**Psychiatry**
TNX-1500 Anti-CD154 monoclonal antibody	**Prevention and treatment of organ transplant rejection** **Treatment of autoimmune conditions**	**Transplant** **Autoimmunity**
TNX-1700 rTFF2[4]	**Treatment for gastric and pancreatic cancers**	**Oncology**

[1] Experimental new medicines and biologics, not approved for any indication
[2] (2S,4R,5R)-5-(((2-aminobenzo[d]thiazol-6-yl)methyl)amino)-2-(bis(4-fluorophenyl)methyl)tetrahydro-2H-pyran-4-ol) is an inhibitor of reuptake of three monoamine neurotransmitters (serotonin, norepinephrine and dopamine) – licensed from Wayne State University
[3] ADHD = attention deficit hyperactivity disorder
[4] Recombinant Trefoil Family Factor 2 – licensed from Columbia University

© 2020 Tonix Pharmaceuticals Holding Corp.

Pipeline Summary – by Select Therapeutic Areas

34

Pain

- **TNX-102 SL (sublingual cyclobenzaprine) for fibromyalgia**
  Phase 3/RELIEF
- **TNX-1900 (intranasal oxytocin) for craniofacial pain**
  Clinical – pre-IND stage

Psychiatry

- **TNX-102 SL (sublingual cyclobenzaprine) for PTSD**
  Phase 3/RECOVERY
- **TNX-102 SL (sublingual cyclobenzaprine) for agitation in Alzheimer's**
  Phase 2-ready
  FDA Fast Track designation
- **TNX-601 CR (tianeptine oxalate) for depression and PTSD**
  Phase 2-ready
- **TNX-1600 (triple reuptake inhibitor) for PTSD, Depression and ADHD**
  Preclinical

Addiction Medicine

- **TNX-1300 (cocaine esterase) for cocaine intoxication**
  Phase 2
  FDA Breakthrough Therapy designation
- **TNX-102 SL (sublingual cyclobenzaprine) for alcohol use disorder**
  Submitted IND application for a Phase 2 Proof of Concept study

Neurology

- **TNX-1900 (intranasal oxytocin) for migraine**
  Clinical – pre-IND stage

© 2020 Tonix Pharmaceuticals Holding Corp.

Pipeline Summary – by Select Therapeutic Areas

35

Pain

- **TNX-102 SL (sublingual cyclobenzaprine) for fibromyalgia**
  Phase 3/RELIEF
- **TNX-1900 (intranasal oxytocin) for craniofacial pain**
  Clinical – pre-IND stage

Psychiatry

- **TNX-102 SL (sublingual cyclobenzaprine) for PTSD**
  Phase 3/RECOVERY
- **TNX-102 SL (sublingual cyclobenzaprine) for agitation in Alzheimer's**
  Phase 2-ready
  FDA Fast Track designation
- **TNX-601 CR (tianeptine oxalate) for depression and PTSD**
  Phase 2-ready
- **TNX-1600 (triple reuptake inhibitor) for PTSD, Depression and ADHD**
  Preclinical

Addiction Medicine

- **TNX-1300 (cocaine esterase) for cocaine intoxication**
  Phase 2
  FDA Breakthrough Therapy designation
- **TNX-102 SL (sublingual cyclobenzaprine) for alcohol use disorder**
  Submitted IND application for a Phase 2 Proof of Concept study

Neurology

- **TNX-1900 (intranasal oxytocin) for migraine**
  Clinical – pre-IND stage

© 2020 Tonix Pharmaceuticals Holding Corp.

© 2020 Tonix Pharmaceuticals Holding Corp. 36 Pipeline Summary – by Select Therapeutic Areas (continued) Biodefense • TNX - 801 (live horsepox vaccine) for preventing smallpox and monkeypox Preclinical • TNX - 1200 (live vaccinia vaccine) for preventing smallpox and monkeypox Preclinical • TNX - 701 (oral radioprotective agent) for radioprotection Preclinical Public Health • TNX - 1800 (live modified horsepox vaccine) for preventing COVID - 19 Preclinical • TNX - 2300 (live bovine parainfluenza vaccine) for preventing COVID - 19 Preclinical

© 2020 Tonix Pharmaceuticals Holding Corp. 37 Milestones – Recently Completed and Upcoming 1 □ 2 nd Quarter 2020 Submitted IND application for TNX - 102 SL to support Phase 2 POC study in AUD □ September 2020 Interim analysis results from TNX - 102 SL Phase 3 F304/RELIEF study in fibromyalgia expected □ 4 th Quarter 2020 Topline data from TNX - 102 SL Phase 3 F304/RELIEF study in fibromyalgia expected □ 4 th Quarter 2020 Small animal data from TNX - 1800 in COVID - 19 model expected □ 4 th Quarter 2020 Primate data from TNX - 1800 in COVID - 19 model expected □ 2021 Initiation of Phase 1 safety study of TNX - 1800 for COVID - 19 expected x 1 We cannot predict whether the global COVID - 19 pandemic will impact the timing of these milestones.

© 2020 Tonix Pharmaceuticals Holding Corp. 38 Management Team Seth Lederman, MD President & CEO Jessica Morris Chief Operating Officer Gregory Sullivan, MD Chief Medical Officer Bradley Saenger , CPA Chief Financial Officer

© 2020 Tonix Pharmaceuticals Holding Corp. 39 Thank You! 39 RK124